Exhibit 99.2

TRAVELCENTERS OF AMERICA Sale of Minit Mart Convenience Store Business September 4, 2018 Refuel. Replenish. Refresh.

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER TA USES WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "PLAN," "ESTIMATE," "WILL," "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, TA IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON TA'S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY TA'S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHERS, THE FORWARD LOOKING STATEMENTS WHICH APPEAR IN THIS PRESENTATION THAT MAY NOT OCCUR INCLUDE: STATEMENTS THAT TA EXPECTS THE SALE TO BE COMPLETED IN THE FOURTH QUARTER OF 2018, AND TO ENABLE TA TO EXIT THE STANDALONE CONVENIENCE STORE BUSINESS. THE TRANSACTION IS SUBJECT TO CLOSING CONDITIONS. IF THESE CONDITIONS ARE NOT SATISFIED, THIS TRANSACTION MAY NOT OCCUR, MAY BE DELAYED OR ITS TERMS MAY CHANGE, TA MAY NOT EXIT THE STANDALONE CONVENIENCE STORE BUSINESS AND THE LOSS TA EXPECTS TO REALIZE IN CONNECTION WITH THIS TRANSACTION MAY INCREASE. STATEMENTS THAT TA PLANS TO USE THE PROCEEDS FROM TODAY’S ANNOUNCED AGREEMENT TO SELL TO REDUCE LEVERAGE AND/OR INVEST IN TA’S TRAVEL CENTER GROWTH INITIATIVES. TA MAY NOT BE ABLE TO REDUCE ITS LEVERAGE OR MAKE SUCCESSFUL GROWTH INVESTMENTS IN ITS TRAVEL CENTER INITIATIVES. FURTHER, TA MAY NOT MAINTAIN ANY REDUCTION IN ITS LEVERAGE AND ITS LEVERAGE COULD INCREASE. STATEMENTS THAT TA EXPECTS TO REALIZE APPROXIMATELY $10.2 MILLION OF ANNUAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSE SAVINGS BECAUSE OF THIS SALE TRANSACTION. THE SELLING, GENERAL AND ADMINISTRATIVE EXPENSE SAVINGS THAT TA ANTICIPATES UPON THE COMPLETION OF THE SALE OF THIS PORTFOLIO MAY NOT MATERIALIZE OR MAY BE MATERIALLY LESS THAN $10.2 MILLION ANNUALLY. STATEMENTS THAT BECAUSE OF THIS SALE, TA EXPECTS TO RECOGNIZE AN IMPAIRMENT CHARGE OF APPROXIMATELY $101.5 MILLION IN THE THIRD QUARTER OF 2018 TO RECOGNIZE THE CONVENIENCE STORE BUSINESS AS HELD FOR SALE AND A DISCONTINUED OPERATION. THE EXPECTED IMPAIRMENT CHARGE IS AN ESTIMATE AND, AFTER THE SALE CLOSES, THE ACTUAL LOSS MAY BE MORE, OR LESS, THAN $101.5 MILLION. A STATEMENT THAT TA BELIEVES IT HAS MANY COMPETITIVE ADVANTAGES IN ITS CORE TRAVEL CENTER BUSINESS. AN IMPLICATION OF THIS STATEMENT IS THAT THESE ADVANTAGES WILL REMAIN. THE TRAVEL CENTER BUSINESS IS A HIGHLY COMPETITIVE BUSINESS AND COMPETITIVE CIRCUMSTANCES CHANGE AND ARE IN MANY RESPECTS OUT OF TA’S CONTROL. ANY COMPETITIVE ADVANTAGES THAT TA HAS IN ITS CORE TRAVEL CENTER BUSINESS MAY DISAPPEAR DUE TO MARKET FACTORS OR OTHER REASONS OR TA MAY FAIL TO ACT UPON THEM SUCCESSFULLY. A STATEMENT THAT THE GROWTH INITIATIVES THAT TA EXPECTS TO INVEST IN MAY INCLUDE EXPANDING TA’S TRUCK SERVICE PROGRAM AND GROWING ITS NATIONWIDE NETWORK OF TRAVEL CENTERS, INCLUDING INVESTING IN TA’S RECENTLY ANNOUNCED TA EXPRESS TRAVEL CENTER FORMAT, AND PURSUING NEW FRANCHISING OPPORTUNITIES. THIS MAY IMPLY THAT TA WILL SUCESSFULLY EXECUTE THESE INITIATIVES AND THAT TA'S OPERATING RESULTS AND PROFITABILITY WILL IMPROVE AS A RESULT. HOWEVER, TA MAY FAIL TO EXECUTE SUCCESSFULLY ON THESE GROWTH INITIATIVES AND TA'S OPERATING RESULTS AND PROFITABILITY MAY NOT IMPROVE AND COULD DECLINE AS A RESULT OF TA'S PURSUIT OF THESE INITIATIVES. FURTHERMORE, TA MAY CHANGE ITS STRATEGY. THE INFORMATION CONTAINED IN TA'S PERIODIC REPORTS, INCLUDING TA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, WHICH HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR SEC, AND TA'S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 2018 AND JUNE 30, 2018, WHICH HAVE BEEN FILED WITH THE SEC, UNDER THE CAPTION "RISK FACTORS," OR ELSEWHERE IN THOSE REPORTS, OR INCORPORATED THEREIN, IDENTIFY OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM TA'S FORWARD LOOKING STATEMENTS. TA'S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, TA DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SALE OF MINIT MART CONVENIENCE STORE BUSINESS TRAVELCENTERS OF AMERICA Transaction Summary Use of Proceeds Accounting & Reporting Valuation Benefits of Transaction Pro Forma Financial Information Q&A

 T R A V E L C E N T E R SO FA M E R I C A S A L EO FM I N I TM A R TC O N V E N I E N C ES T O R E B U S I N E S S Sale for approximately $330.8 million.(1) TA today announced it has entered a definitive agreement for the sale of TA’s Minit Mart convenience store business for approximately $330.8 million to EG Group.The transaction is expected to close in the fourth quarter of 2018. Includes 225 standalone convenience stores and certain related assets. The standalone convenience stores are located in nine states, primarily in the Midwest. For the 12 months ended June 30, 2018, this portfolio generated earnings before interest, taxes, depreciation and amortization, or EBITDA, of $24.5 million.(2) This sale will enable TA to exit the standalone convenience store business and to focus on its core travel center business. (1) The $330.8 million of transaction consideration includes approximately $25.8 million of estimated net working capital items that are based on June 30, 2018, balances and are subject to adjustment based on the actual balances of these items at or near closing. (2) The site level gross margin in excess of site level operating expenses of TA’s convenience store segment is the most comparable GAAP financial measure to EBITDA generated by the portfolio to be sold and for the 12 months ended June 30, 2018, was4

 T R A V E L C E N T E R SO FA M E R I C A VA L U AT I O N This portfolio generated $24.5 million of EBITDA for the 12 months ended June 30, 2018. Investors familiar with TA’s public filings may recognize site level gross margin in excess of site level operating expenses as the profitability measure reported for TA’s reportable segments. Reconciliation of Non-GAAP Financial Measure ($ in millions)June 30, 2018 Convenience store segment site level gross margin in excess of site level operating$39.9 (1) expenses for the twelve months ended June 30, 2018 Less: Net site level gross margin in excess of site level operating expenses of(2.9) (2) convenience stores excluded, and other sites included, from the portfolio Less: Real estate rent expense for the portfolio to be sold(2.3) (3) Less: Selling, general and administrative expenses(10.2) EBITDA generated by the portfolio to be sold$24.5 The $330.8 million purchase price represents 13.5x the EBITDA of $24.5 million for the 12 months ended June 30, 2018. 1) Convenience store segment site level gross margin in excess of site level operating expenses represents the operating results of TA’s convenience store segment for the twelve months ended June 30, 2018. Certain convenience stores historically included in the convenience store segment are not being sold and certain other properties historically excluded from the convenience store segment are included in the portfolio to be sold. 2) The portfolio of sites agreed to be sold excludes three convenience stores historically included in TA’s convenience store segment, but includes one travel center, one standalone restaurant and five vacant land parcels historically excluded from TA’s convenience store segment. This amount is the net effect of excluding and including, respectively, those sites in the portfolio. 3) Selling, general and administrative expenses include the expenses identifiable as directly relating to TA’s Minit Mart convenience store business, primarily including the personnel costs and other expenses TA anticipates it will no longer incur as a result of the corporate level5 positions to be eliminated as a consequence of the sale.

BENEFITS OF TRANSACTION TRAVELCENTERS OF AMERICA Will allow TA to exit the standalone convenience store business. Will enable TA to increase focus on core travel center operations, where TA believes it has many competitive advantages, including: industry leading truck service business (RoadSquad, OnSITE mobile maintenance, Commercial Tire Network) and one of the largest nationwide travel center networks. TA currently plans to use net proceeds to reduce leverage and/or invest in travel center growth initiatives. TA has total debt of $480 million requiring $26.7 million of annual interest payments, and a substantial amount of annual rent payment obligations. Travel center growth initiatives may include truck service programs and travel center network expansion, including growing smaller format TA Express centers. TA expects to eliminate approximately $10.2 million of annual selling, general & administrative costs as a result of this sale in the future. TA expects to begin to achieve these annual reductions soon after closing the sale.

 T R A V E L C E N T E R SO FA M E R I C A D E L E V E R I N GO P P O R T U N I T Y TA’s debt includes three series of senior notes totaling $330 million. TA’s YTD net interest expense annualized as of June 30, 2018 is approximately $29 million. TA’s 8.25% Senior Notes due 2028 and TA’s 8.0% Senior Notes due 2029 are eligible for redemption and TA’s 8.0% Senior Notes due 2030 are eligible for redemption on or after October 15, 2018.(1) ActualPro Forma Debt: 2028 8.25% Senior Notes$110.0 2029 8.00% Senior Notes120.0 2030 8.00% Senior Notes Deferred Rental Obligation to HPT150.0 Total Debt480.0 Less: Cash(3)(78.2) Net Debt401.8 Total Shareholders' Equity526.4 Total Book Capitalization$1,006.4 Adjusted EBITDA (last 12 months)(4)$93.1 Net Debt/Total Book Capitalization39.9% Net Debt/Adjusted EBITDA4.3x $110.0 120.0 100.0 150.0 480.0 (398.3) 81.7 450.0 $930.0 $68.5 8.8% 1.2x 100.0 TA’s minimum annual rent as of June 30, 2018 is approximately $304 million.(2) Adjusted EBITDAR(4) for the 12 months ended June 30, 2018 to Minimum Annual Rent as of June 30, 2018 was 1.3x. (1) All three series of senior notes are callable at par. (2) As of June 30, 2018, total minimum annual rent includes $284.7 million due to Hospitality Properties Trust under the HPT Leases and rent paid to additional third parties.7 (3) The increase in cash is due to the $330.8 million of sale proceeds less $10.7 million of transaction costs.

TRAVEL CENTER GROWTH INITIATIVE OPPORTUNITIES TRAVELCENTERS OF AMERICA Expand industry leading truck service programs. TA is currently focused on many truck service initiatives, such as Commercial Tire Network, OnSite mobile maintenance, RoadSquad roadside assistance and call center programs. TA may franchise, convert and/or acquire or develop smaller format TA Express travel centers to complement TA’s full service network. Expand nationwide travel center network. TA may selectively franchise and/or acquire or develop full service travel centers where demand exists in its network.

ACCOUNTING & REPORTING TRAVELCENTERS OF AMERICA TA will apply “held for sale accounting” to this portfolio. This accounting is expected to result in an impairment charge of $101.5 million in the third quarter 2018. Depreciation and amortization of these assets (approximately $2.3 million per month) ceases upon application of held for sale accounting. In future quarterly financial statements, the results of this portfolio will be presented as discontinued operations in the consolidated balance sheets and the consolidated statements of operations. TA will no longer report its convenience store business as a reportable segment. Calculation of Impairment Charge ($ in millions) June 30, 2018 Cash $ - Inventory 24.7 Prepaid assets 2.2 Property and equipment 379.3 Intangible assets 8.1 Goodwill 17.9 Liabilities (10.6) Carrying value to be sold $ 421.6 Add: Costs to sell 10.7 Less: Purchase Price (330.8) Impairment Charge $ 101.5

TRAVELCENTERS OF AMERICA Footnotes on next page PRO FORMA FINANCIAL INFORMATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Actual Pro Forma Last 12 Months Ended Pro Forma Last 12 Months Ended ($ in millions) June 30, 2018 Adjustments June 30, 2018 Net (loss) income $ (2.4) $ 51.2 $ 48.8 Less: Benefit for income taxes (76.3) 16.9 (59.4) Add: Depreciation and amortization 125.4 (41.1) 84.3 Add: Impairment of goodwill 51.5 (51.5) 0.0 Add: Interest expense, net 29.2 0.0 29.2 EBITDA(1) $ 127.4 $ (24.5) $ 102.9 Add: Incremental share based compensation expense(2) 2.6 2.6 Less: Comdata legal expenses(3) (9.1) (9.1) Less: Comdata excess transaction fees reimbursed(4) (4.6) (4.6) Less: Federal biodiesel tax credit(5) (23.3) (23.3) Adjusted EBITDA(1) 93.1 (24.5) 68.5 Add: Rent expense 282.1 (2.3) 279.8 Adjusted EBITDAR(1) $ 375.1 $ (26.8) $ 348.3

 T R A V E L C E N T E R SO FA M E R I C A P R OF O R M AF I N A N C I A LI N F O R M AT I O NA N DR E C O N C I L I AT I O N O FN O N - G A A PF I N A N C I A LM E A S U R E S( C o n t i n u e d ) 1)EBITDA, Adjusted EBITDA and Adjusted EBITDAR are non-GAAP financial measures calculated as presented in the tables above. TA believes EBITDA, Adjusted EBITDA and Adjusted EBITDAR provide useful information to investors because by excluding the effects of certain amounts, such as income tax expense, depreciation and amortization, incremental share based compensation expense, certain legal expenses, certain transaction fees, federal tax credits and rent expense, these non-GAAP measures may facilitate a comparison of current operating performance with TA’s historical operating performance and the performance of other travel center businesses. EBITDA, Adjusted EBITDA and Adjusted EBITDAR do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders, operating income or site level gross margin in excess of site level operating expenses or as an indicator of TA’s financial performance or as a measure of TA’s liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders, operating income and site level gross margin in excess of site level operating expenses as presented in TA’s condensed consolidated statements of income. Also, other companies may calculate EBITDA, Adjusted EBITDA, and Adjusted EBITDAR differently than we do. 2)Incremental share based compensation expense. As part of TA's retirement agreements with certain former officers, TA agreed to accelerate the vesting of previously granted share awards. This acceleration resulted in incremental share based compensation expense of $2.6 million for the twelve months ended June 30, 2018. For more information regarding the retirement agreements TA entered into with certain former officers refer to TA’s Quarterly Report on Form 10-Q for the period ended June 30, 2018, or the Quarterly Report. 3)Comdata legal expenses. During the twelve months ended June 30, 2018, TA incurred $1.0 million of legal fees in connection with its litigation with Comdata. TA's attorneys' fees and costs related to this matter totaled $10.6 million through June 30, 2018. On April 9, 2018, the Court of Chancery of the State of Delaware, or the Court, entered its final order and judgment, or the Order. Pursuant to the Order, Comdata was required to, among other things, reimburse TA for attorneys' fees and costs, together with interest, in the amount of $10.7 million, which TA collected in May 2018. As a result, TA recognized a $10.1 million reduction in selling, general and administrative expenses and $0.6 million of interest income for the twelve months ended June 30, 2018. For more information regarding TA’s litigation with Comdata, refer to the Quarterly Report. 4)Comdata excess transaction fees. From February 1, 2017, until mid-September 2017, Comdata unilaterally withheld increased fees from transaction settlement payments due to TA under an agreement between TA and Comdata under which TA agreed to accept Comdata issued fuel cards through January 2, 2022, for certain purchases by TA's customers in exchange for fees payable by TA to Comdata, or the Merchant Agreement. During the twelve months ended June 30, 2018, TA incurred $2.3 million of excess transaction fees. On September 11, 2017, the Court issued its post-trial Memorandum Opinion. The Court found that TA was entitled to, among other things, an order requiring Comdata to specifically perform under the Merchant Agreement, and awarded damages to TA and against Comdata for the difference between the higher transaction fees paid to Comdata since February 1, 2017, and what TA would have paid during this period under the fee structure in the Merchant Agreement. In November 2017, TA recovered $6.9 million for the amount of excess transaction fees. For more information regarding TA’s litigation with Comdata, refer to the Quarterly Report. 5)Federal biodiesel tax credit. On February 8, 2018, legislation was passed that retroactively reinstated the 2017 federal biodiesel tax credit. The federal biodiesel tax credit for 2017 was $23.3 million and was recognized in the twelve months ended June 30, 2018. For more information regarding the biodiesel tax credit, refer to the Quarterly Report.

Q&A TRAVELCENTERS OF AMERICA

TRAVELCENTERS OF AMERICA Sale of Minit Mart Convenience Store Business September 4, 2018 Refuel. Replenish. Refresh.